                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)      APRIL 18, 2002
                                                       -------------------------

                                MERCK & CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

         1-3305                                      22-1109110
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

         ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ 08889-0100
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             (Address of Principal Executive Offices)        (Zip Code)

             Registrant's telephone number, including area code  (908) 423-1000
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

     (c)  EXHIBITS
          --------

     Exhibit 99(a)             Press release issued                Filed with
                               April 18, 2002 regarding            this document
                               earnings for first quarter


     Exhibit 99(b)             Certain supplemental information    Filed with
                               not included in the press release   this document


ITEM 9. REGULATION FD DISCLOSURE
--------------------------------

Incorporated by reference is a press release issued by the Registrant on April 18, 2002, attached as Exhibit 99(a). Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b). This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.






                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        MERCK & CO., Inc.




Date:  April 18, 2002                   By: /S/ Debra A. Bollwage
                                           -------------------------------------
                                            DEBRA A. BOLLWAGE
                                            Assistant Secretary
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                     Description
------                     -----------

 99(a)                     Press release issued April 18, 2002
                           regarding earnings for first quarter

 99(b)                     Certain supplemental information not
                           included in the press release